# First Quarter 2020
# Investor Presentation: CXDO

crexendo®
ride the cloud

# Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of the federal securities laws. These statements relate to, among other things, our history, our business lines, business strategy, goals , plans and expectations concerning our business, our market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors including risks to the business. These risk factors are explained in detail in the company's filings with the Securities and Exchange Commission including the Form 10-K for fiscal year ended December 31, 2019. In addition risk information is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

# The Best Kept Secret in UCaaS

Crexendo® knows how to keep things connected in the VoIP and UCaaS (Unified Communications as a Service) industry. We design, develop and support every aspect of our award-winning system right here in the US.

**Fast-Growing Tech Leader in the UCaaS and Cloud Communications space**

**Unparalleled Executive Telecom Experience with over 150 Years Combined**

**World Class, Cloud-Hosted System Built for Small and Large Businesses**

# Communicate from Anywhere, on Any Device

Now more than ever, businesses need to communicate from anywhere on any device in real time. Our cohesive cloud-based solution supports and adapts to those needs.

**It's the power of having everything connected.**


Cloud Communications
Computer and Cellphone
Messaging
Collaboration
Contact Center & CRM Integration
The Cloud (aka Internet)

# The UCaaS Market is Trending

2x

The rate organizations deploy Cloud Telephony will more than DOUBLE from 2017 to 2021

$54 BILLION

IDC forecasts that the Worldwide UC and Collaboration Total Available Market will be $54 Billion by 2022



UC Spending Opportunity
2017 Growth
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
2016-2021 CAGR
Cloud-Based Telephony and Messaging
Group Video Product Support Services
Cloud-Based Conferencing
Conferencing Product Support Services
Telephony Product Support Services
Video Infrastructure Product Support Services
Group Videoconferencing Systems
Premises-Based Telephony and Messaging
Premises-Based Conferencing
Premises-Based Video Infrastructure
© 2017 Gartner, Inc.

Source: Gartner (January 2018)

# The Telecom Industry in 2020

## It's a Land Grab!


RingCentral
cisco
8x8
verizon
AVAYA
Mitel
VONAGE
crexendo

# What Makes Us Unique in the Space

### Higher Margins with In-House Solutions

Our VoIP platform and phones are 100% designed and engineered in-house.

### CLEC Vetted and Approved

Our services are rigorously vetted and available everywhere in the US.

### Maintenance and Upgrades Included

Our customers never pay a maintenance or software upgrade fee, for life.

### High-End Features Come Standard

Call Center, Collaboration, Mobility and more are all included.



crexendo

### US-Based Service and Support

Dedicated team and data centers are here and available 24/7/365.

### Custom Engineering Available

For above and beyond service in our designs and software.

### Easy to Switch Carriers but Keep Hardware

We help transition customers to our service but retain their current phones.



crexendo®

# Why Invest Right Now?

+ High Growth
+ Recurring Revenue
+ Strong Cash Flow

→ **Higher Multiples & Great Future!**

**25%**
INCREASE
25% increase in Telecom Service Revenue YoY in 2019

**~100%**
CONTRACTS
Nearly all customers are on long-term contracts

**$1.1M**
NET INCOME
Net income of $0.08 and $0.07 per basic dilute share

**$1.6M**
CASH FLOW
Positive cash flow provided by operating activities in 2019

# Growing Financial Profile

| Ticker: CXDO | Year Ended December 31, 2017 | Year Ended December 31, 2018 | Year Ended December 31, 2019 | Quarter Ended March 31, 2020 |
|---|---|---|---|---|
| Market Capitalization | $30.0 million | $36.0 million (@ $2.25) | $63.3 million (@$4.25) | $92.8 million (@$6.18 on 4/30/20) $64.3 million (@$4.30 on 3/31/20) |
| Outstanding Common Stock | 14.3 million | 14.4 million | 14.9 million | 14.9 million |
| Consolidated Revenue increases (over prior period) | 22% | 17% | 21% | 11% |
| Backlog | $19.9 million | $23 million | $26.1 million | $26.6 million |
| Net (Loss)/Income (In thousands) | $(1,020) | $(223) | $1,139 | $140 |
| GAAP (loss)/earnings per share | $(0.07) | $(0.02) | $0.08 | $0.01 |
| Non-GAAP net (loss)/earnings per share (Diluted) | $(0.01) | $0.02 | $0.10 | $0.02 |

crexendo®

# Telecommunications Segment Revenue



2017
2018
2019
Q1 2019
Q1 2020
$14,500,000
$12,500,000
$10,500,000
$8,500,000
$6,500,000
$4,500,000
$2,500,000
$500,000
$3,314,000
$3,711,000
Service
Product

crexendo

# Telecommunications Segment Backlog



12/31/2017
12/31/2018
12/31/2019
Q1 2019
Q1 2020
$26.6 Million
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-

# Expected Backlog Revenue Recognition



2020
2021
2022
2023
2024
2025
$8,500,000
$7,500,000
$6,500,000
$5,500,000
$4,500,000
$3,500,000
$2,500,000
$1,500,000
$500,000
Service Revenue
Product Revenue

crexendo®

# Net Income (Loss) & Non-GAAP Income (Loss)



2017
2018
2019
Q1 2019
Q1 2020
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
Net Income: **$140,000**
Non-GAAP: **$275,000**
Non-GAAP Income (loss)
Net Income (loss)

crexendo®

# Our Growth Strategy



## Partner Sales

- Currently more than **240 Partners** with plans to add 3-5% per quarter
- Tenured staff with wealth of experience in Channel Partnerships
- Focused on Partners in 4 Key areas:
  - Traditional Telecom VAR's
  - Data and B2B VAR's
  - Managed Service Providers (MSPs)
  - Master Agents

## Direct Sales

- Sell directly to larger customers and national accounts
- Tenured and experienced team with plans to hire more!

## Acquisitions

- Always looking for accretive acquisition targets

# Experienced Leadership Team

With over 150 years combined experience in the telecom industry, we know how to progress and continue to innovate in the cloud-hosted communications space.



**Steve Mihaylo**
CEO
INTER-TEL



**Doug Gaylor**
President & COO
INTER-TEL Mitel



**Ron Vincent**
CFO
ERNST & YOUNG



**Nishith Chudasama**
VP of Engineering
INTER-TEL NORTEL



**Darren Johnson**
VP of Sales
Action



**Brian Spitler**
VP of Operations
ICE NEXTEL

crexendo

# It’s Never Been a More Perfect Time

We call it “ride the cloud” because our business and the UCaaS industry is forecasted to grow to great new heights. Join us and invest in a rapidly rising future.

- ✓ Reliable technology that we own and design
- ✓ Software developed for (and with) our customers
- ✓ Experienced team with track record industry success
- ✓ Industry with tremendous future growth opportunity
- ✓ Dependable recurring revenue model
- ✓ Forward-thinking cost management strategy

# Questions?

crexendo®
ride the cloud

# Appendix

Crexendo's Cloud Telecom Features

## Highlighted VoIP Features

- Business-Class Voicemail with E-Mail Delivery
- Extensive Auto Attendant Options
- Free Unlimited Local & Domestic Long-Distance Calling
- ACD Hunt Groups with Advanced Routing and Reporting
- Conference Bridge - 20 party audio bridge/pin number
- Customized Music/Message on Hold with Multiple Options
- DID service and Programmable Caller ID
- Keep Existing Business Numbers
- Call Park, Call Retrieve
- Record A Call, Auto Call Record
- Unified Communications
- Cloud Fax Electronic E-Mail
- Disaster Recovery/ Business Continuity
- Crexendo Mobile App for Cell Users

## Highlighted User Features

- Extension Dialing
- Follow Me/Find Me
- Intercom, Hands-free Answer
- Call forward/Call transfer/Call waiting
- Paging – Internal and External
- Consultative Transfer
- Blind Transfer
- Local 3-way conference
- Web Portal/User Mgmt.
- HD Speakerphone
- System Admin Portal
- Simultaneous Ring Groups
- Enhanced 9-1-1 (E911)
- Callers log, Blacklist
- Do Not Disturb (DND)
- Toll-Free Numbers
- ACD Call Center Apps
  - Monitor
  - Barge
  - Whisper
  - Auto Call Record
  - Skills Based Routing
  - Enhanced Reporting
- Virtual Numbers
- Many, Many More

crexendo®

# Appendix

**Reconciliation of U.S. GAAP Net Income/(Loss) to Non-GAAP Net Income (Unaudited)**

| | Three Months Ended March 31, 2020 | Three Months Ended March 31, 2019 |
|---|---|---|
| | (In thousands) | |
| U.S. GAAP net income | $ 140 | $ 239 |
| Share-based compensation | 105 | 91 |
| Amortization of intangible assets | 30 | 13 |
| Non-GAAP net income | $ 275 | $ 343 |
| Non-GAAP earnings per common share: | | |
| Basic | $ 0.02 | $ 0.02 |
| Diluted | $ 0.02 | $ 0.02 |
| Weighted-average common shares outstanding: | | |
| Basic | 14,904,599 | 14,394,645 |
| Diluted | 16,262,886 | 15,139,858 |

**Reconciliation of U.S. GAAP Net Income/(Loss) to EBITDA to Adjusted EBITDA (Unaudited)**

| | Three Months Ended March 31, 2020 | Three Months Ended March 31, 2019 |
|---|---|---|
| | (In thousands) | |
| U.S. GAAP net income | $ 140 | $ 239 |
| Depreciation and amortization | 103 | 22 |
| Interest expense | 9 | 5 |
| Interest and other expense/(income) | 29 | (6) |
| Income tax provision | 3 | 3 |
| EBITDA | 284 | 263 |
| Share-based compensation | 105 | 91 |
| Adjusted EBITDA | $ 389 | $ 354 |

# Appendix

## Crexendo Inc. and Subsidiaries
## Condensed Consolidated Balance Sheets
## (in thousands, except par value and share data)

| | March 31, 2020 | December 31, 2019 |
|---|---|---|
| **Assets** | | |
| Current assets: | | |
| Cash and cash equivalents | $ 3,435 | $ 4,180 |
| Restricted cash | 100 | 100 |
| Trade receivables, net of allowance for doubtful accounts of $17 as of March 31, 2020 and $14 as of December 31, 2019 | 437 | 380 |
| Contract assets | 28 | 22 |
| Inventories | 229 | 382 |
| Equipment financing receivables | 171 | 143 |
| Contract costs | 386 | 379 |
| Prepaid expenses | 464 | 141 |
| Income tax receivable | 1 | 4 |
| Total current assets | 5,251 | 5,731 |
| | | |
| Long-term trade receivables, net of allowance for doubtful accounts of $0 as of March 31, 2020 and December 31, 2019 | 3 | 6 |
| Long-term equipment financing receivables, net | 635 | 561 |
| Property and equipment, net | 2,610 | 155 |
| Operating lease right-of-use assets | 1 | 51 |
| Intangible assets, net | 435 | 465 |
| Goodwill | 272 | 272 |
| Contract costs, net of current portion | 449 | 436 |
| Other long-term assets | 156 | 106 |
| Total Assets | $ 9,812 | $ 7,783 |
| | | |
| **Liabilities and Stockholders' Equity** | | |
| Current liabilities: | | |
| Accounts payable | $ 53 | $ 86 |
| Accrued expenses | 1,497 | 1,754 |
| Finance leases | 30 | 30 |
| Notes payable | 69 | - |
| Operating lease liabilities | - | 50 |
| Contigent consideration | 175 | 175 |
| Contract liabilities | 847 | 791 |
| Total current liabilities | 2,671 | 2,885 |
| | | |
| Contract liabilities, net of current portion | 420 | 423 |
| Finance leases, net of current portion | 78 | 86 |
| Notes payable, net of current portion | 1,926 | - |
| Operating lease liabilities, net of current portion | 1 | 1 |
| Total liabilities | 5,096 | 3,396 |
| | | |
| Stockholders' equity: | | |
| Preferred stock, par value $0.001 per share - authorized 5,000,000 shares; none issu | — | — |
| Common stock, par value $0.001 per share - authorized 25,000,000 shares, 14,941,453 shares issued and outstanding as of March 31, 2020 and 14,884,755 shares issued and outstanding as of December 31, 2019 | 15 | 15 |
| Additional paid-in capital | 62,589 | 62,400 |
| Accumulated deficit | (57,888) | (58,028) |
| Total stockholders' equity | 4,716 | 4,387 |
| | | |
| Total Liabilities and Stockholders' Equity | $ 9,812 | $ 7,783 |

# Thank You
# For Your Time!

**Symbol OTCQX: CXDO**

crexendo®
ride the cloud